UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2018

The ExOne Company

(Exact name of registrant as specified in its charter)

Delaware	001-35806	46-1684608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 Industry Boulevard North Huntingdon, Pennsylvania	15642
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 863-9663

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 16, 2018, The ExOne Company, a Delaware corporation (the “Company”), held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) in North Huntingdon, Pennsylvania. A total of 14,156,472 of the Company’s shares of Common Stock were present or represented by proxy at the Annual Meeting, representing approximately 87.37% of the Company’s shares of Common Stock that were outstanding and entitled to vote at the Annual Meeting.

The final results of the matters voted on at the Annual Meeting are provided below.

Proposal 1: The following individuals were elected as directors to hold office for a one-year term expiring at the 2019 Annual Meeting of Stockholders.

Director Name	For	Against	Abstained*	Broker Non- Votes*	Percentage of Votes Cast in Favor of Total Votes Cast
S. Kent Rockwell	8,132,745	262,834	12,925	5,747,968	96.87%
John Irvin	8,111,651	283,761	13,092	5,747,968	96.62%
Gregory F. Pashke	8,284,974	110,588	12,942	5,747,968	96.68%
Lloyd A. Semple	7,939,203	456,511	12,790	5,747,968	94.56%
William F. Strome	7,937,614	458,050	12,840	5,747,968	94.54%
Bonnie K. Wachtel	7,941,428	455,181	11,895	5,747,968	94.58%

*	Abstentions and broker non-votes are not counted in determining the number of votes with respect to Proposal 1 and, therefore, did not affect the outcome of the voting on Proposal 1.

Proposal 2: Schneider Downs & Co., Inc. was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

For: 13,624,074
Against: 186,021
Abstained**: 346,377
Broker Non-Votes**: 0
Percentage of Votes Cast in Favor of Total Shares Represented at Meeting: 96.24%

**	Abstentions are counted towards the vote total for Proposal 2 and have the same effect as “Against” votes. Because broker non-votes are not deemed to be votes entitled to be cast, they did not affect the outcome of the voting on Proposal 2.

Item 8.01 Other	Events

On May 16, 2018, the Board of Directors of the Company decided it was in the best interests of the stockholders to recommend the amendment of the Company’s Certificate of Incorporation at the 2019 Annual Meeting of Stockholders. As amended, the Certificate of Incorporation would provide that directors could be removed with or without cause by a majority vote of the stockholders. In addition, the Board has undertaken to abide by the proposed amendment until the 2019 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EXONE COMPANY

By:	/s/ Loretta L. Benec
Loretta L. Benec
General Counsel & Corporate Secretary

Dated: May 17, 2018